SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                               December 8, 1999

AMRESCO Residential Securities Corporation (as Depositor under the Pooling and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of AMRESCO Residential Securities Corporation Mortgage Loan Trust, Series 1999-1)

                  AMRESCO Residential Securities Corporation
           --------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Delaware                     333-30759                75-2620414
---------------------------           ------------          -------------------
State or Other Jurisdiction           (Commission           (I.R.S. Employer
     Of Incorporation)                File Number)          Identification No.)

      700 North Pearl Street
        Suite 2400, LB #342
           Dallas, Texas                                       75201
  -------------------------------                            ----------
  (Address of Principal Executive                            (Zip Code)
               Offices)

      Registrant's telephone number, including area code: (214) 953-7700

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 2.   Acquisition or Disposition of Assets
               ------------------------------------

     On December 8, 1999, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 acquired $1,339,523.18 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of September 1, 1999, among AMRESCO Residential Capital Markets, Inc., AMRESCO Residential Mortgage Corporation, as Originator (the "Originator"), AMRESCO Residential Securities Corporation, as Depositor (the "Depositor"), Ocwen Federal Bank FSB, as Servicer, Finance America, LLC, as Seller (the "Seller"), and Norwest Bank Minnesota, National Association, in its capacity as Trustee (the "Trustee") and a Subsequent Transfer Agreement dated as of December 8, 1999 (the "Subsequent Transfer Agreement"), among the Depositor, the Originator, the Seller, and the Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated October 18, 1999, and the Prospectus Supplement dated October 18, 1999 (the "Prospectus Supplement"). The Prospectus Supplement was filed pursuant to Rule 424(b)(5) of the Act on October 22, 1999. The Schedule of Subsequent Mortgage Loans is attached to the Subsequent Transfer Agreement.

     Item 7.   Financial Statements; Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits
               --------

     (a)       Not applicable.

     (b)       Not applicable.

     (c)       Exhibits:

               4.1 Subsequent Transfer Agreement, dated as of December 8, 1999, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Originator, Finance America, LLC, as Seller, and Norwest Bank Minnesota, National Association, as Trustee.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMRESCO RESIDENTIAL SECURITIES CORPORATION




                                      By:  /s/ Janice M. Cott
                                           ------------------------------------
                                            Name:  Janice M. Cott
                                            Title:  Vice President

Dated:  December 10, 1999

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                       Description                           Page No.
----------                        -----------                           -------

4.1              Subsequent Transfer Agreement, dated as of                 7
                 December 8, 1999, among AMRESCO Residential
                 Securities Corporation, as Depositor, AMRESCO
                 Residential Mortgage Corporation, as Originator,
                 Finance America, LLC, as Seller, and Norwest Bank
                 Minnesota, National Association, as Trustee.

                   EXHIBIT 4.1 SUBSEQUENT TRANSFER AGREEMENT

                         SUBSEQUENT TRANSFER AGREEMENT

     AMRESCO Residential Mortgage Corporation (the "Originator"), Finance America, LLC (the "Seller"), AMRESCO Residential Securities Corporation (the "Depositor") and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee") under the Pooling and Servicing Agreement (as defined below) relating to AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 pursuant to the Pooling and Servicing Agreement dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, the Originator, the Seller, Ocwen Federal Bank FSB, as Servicer, AMRESCO Residential Capital Markets, Inc., and the Trustee, each hereby confirm their understanding with respect to the sale by the Originator and the purchase by the Seller, the sale by the Seller and the purchase by the Depositor, and the sale by the Depositor and the purchase by the Trustee, of those Subsequent Mortgage Loans (the "Subsequent Mortgage Loans") listed on the attached Schedule of Subsequent Mortgage Loans.

     Section 1. Conveyance of Subsequent Mortgage Loans. As of December 8,
                ---------------------------------------
1999 (the "Subsequent Transfer Date"), the Originator hereby bargains, sells, conveys, assigns and transfers to the Seller; the Seller, in turn, hereby bargains, sells, conveys, assigns and transfers to the Depositor; and the Depositor, in turn, hereby bargains, sells, conveys, assigns and transfers to the Trustee, without recourse (except as otherwise explicitly provided for in the Pooling and Servicing Agreement), for the exclusive benefit of the Owners of the Certificates, each of their respective rights, title and interest in and to any and all benefits accruing from the Subsequent Mortgage Loans (other than any principal and interest payments due thereon on or prior to November 30, 1999, whether or not received) (such date, the "Subsequent Cut-Off Date") which the Originator is causing to be delivered to the Seller; the Seller, in turn, is causing to be delivered to the Depositor; and the Depositor, in turn, is hereby causing to be delivered to the Trustee (and all substitutions therefor as provided for by Sections 3.06, 3.07, 3.08 and 3.09 of the Pooling and Servicing Agreement), together with the related Subsequent Mortgage Loan documents and each of the Originator's, the Seller's, and the Depositor's respective interest in any Property which secured the Subsequent Mortgage Loan, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). The Depositor shall deliver the original Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Pooling and Servicing Agreement) and other required documentation in accordance with the terms set forth in Sections 3.06, 3.07, 3.08 and 3.09 of the Pooling and Servicing Agreement.

     The costs relating to the delivery of the documents specified in this Subsequent Transfer Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

     Section 2. Reaffirmation of Representations and Warranties. The
                -----------------------------------------------
Originator hereby affirms the representations and warranties set forth in the Pooling and Servicing Agreement made by it that relate to it and the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby delivers notice and confirms that each of the conditions set forth in Section 3.09(b) and 3.09(c) to the Pooling and Servicing Agreement are satisfied as of the date hereof.

     Section 3. Release from Pre-Funding Account. Pursuant to Section 3.09(a)
                --------------------------------
of the Pooling and Servicing Agreement, the Depositor hereby instructs the Trustee to withdraw one-hundred percent of the aggregate principal balances of the Subsequent Mortgage Loans so transferred from the Pre-Funding Account, $1,339,523.18 pursuant to this Subsequent Transfer Agreement and to include $1,339,523.18 of the Subsequent Mortgage Loans listed in the Schedule attached hereto and to pay such amount to the Originator pursuant to wire transfer instructions provided by it to the Trustee.

     All terms and conditions of the Pooling and Servicing Agreement are hereby ratified, confirmed and incorporated herein, provided that in the event of any conflict the provisions of this Subsequent Transfer Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.

     Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, this Subsequent Transfer Agreement is executed as of the 8th day of December, 1999.

                                  AMRESCO RESIDENTIAL MORTGAGE CORPORATION, as Originator


                                  By:   /s/ Janice M. Cott
                                      ------------------------------------------
                                  Name: Janice M. Cott
                                  Title: Senior Vice President


                                  FINANCE AMERICA, LLC, as Seller


                                  By:   /s/ Graham A. Fleming
                                      ------------------------------------------
                                  Name: Graham A. Fleming
                                  Title: President


                                  AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor


                                  By:   /s/ Janice M. Cott
                                      ------------------------------------------
                                  Name: Janice M. Cott
                                  Title: Vice President


                                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee under the
                                  Pooling and Servicing Agreement


                                  By:   /s/ Peter J. Masterman
                                      ------------------------------------------
                                  Name: Peter J. Masterman
                                  Title: Vice President

                     SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

Prefund 3 Mortgage Schedule for Security 1999-1
Closed on 12/08/99

LOAN_NO_ORIGINATOR       LOAN_NO_OCWEN             FULL_ADDRESS                     CITY               STATE               ZIP_CODE
    0011427812            0035027663                     239 SPENCER RD           ROCHESTER             NY                  14609
    0035093996            0035093996                  27669 MEDFORD WAY            SUN CITY             CA                  92586
    0035096312            0035096312                      13745 MARY DR             CHICAGO             IL                  60643
    0035086636            0035086636           3444-4 LIVINGSTON STREET         NEW ORLEANS             LA                  70118
    0035093640            0035093640                1922 NEWPORT AVENUE              TOLEDO             OH                  43613
    0035104173            0035104173                 3962 DOZIER AVENUE         LOS ANGELES             CA                  90063
    0035122522            0035122522                   2804 ACORN DRIVE              VIOLET             LA                  70092
    0035124726            0035124726             4168 EAST 144TH STREET           CLEVELAND             OH                  44128
    0035132349            0035132349              4882 EAST 97TH STREET        GARFIELD HTS             OH                  44125
    0035133842            0035133842                       403 GREEN ST          WHITE HALL             AR                  71602
    0035109875            0035109875             3301 NORTH 60TH STREET               OMAHA             NE                  68104
    0035131812            0035131812               37 B BATTERY WALK CT            COLUMBIA             SC                  29212
    0035134592            0035134592                16122 ORANGE STREET            HESPERIA             CA                  92345
    0035129261            0035129261                  108 TABOR RAMP RD         WESTMINSTER             SC                  29693
    0035129071            0035129071               1250 WEST 9TH STREET                ERIE             PA                  16506
    0035093152            0035093152              2981 NW 173RD TERRACE               MIAMI             FL                  33056
    0035084854            0035084854                    25375 PEEKSKILL          SOUTHFIELD             MI                  48034


(table continued)

LOAN_NO_ORIGINATOR       PROPERTY_TYPE              MATURITY_DT                 ORIGINAL_TERM   OCCUPANCY_STATUS_FLG       Int Rate
      0011427812        Single Family Dwelling      10/01/2029                       360           Primary Single Family    11
      0035093996        Single Family Dwelling      11/01/2029                       360           Primary Single Family    10.625
      0035096312        Single Family Dwelling      11/01/2029                       360           Primary Single Family     8.5
      0035086636           2-4 Family Dwelling      12/01/2029                       360            2-4 Family Owner Occ    11.75
      0035093640        Single Family Dwelling      11/01/2029                       360           Primary Single Family     9.875
      0035104173        Single Family Dwelling      11/01/2029                       360           Primary Single Family     8.875
      0035122522        Single Family Dwelling      11/01/2029                       360           Primary Single Family     9.25
      0035124726        Single Family Dwelling      12/01/2029                       360           Primary Single Family     9.75
      0035132349        Single Family Dwelling      12/01/2029                       360           Primary Single Family    11
      0035133842        Single Family Dwelling      12/01/2029                       360           Primary Single Family    11.75
      0035109875        Single Family Dwelling      11/01/2029                       360           Primary Single Family    10.375
      0035131812                         Condo      12/01/2029                       360           Primary Single Family    10
      0035134592        Single Family Dwelling      12/01/2029                       360           Primary Single Family     9.875
      0035129261          Manufactured Housing      11/01/2029                       360           Primary Single Family     9.625
      0035129071        Single Family Dwelling      12/01/2029                       360                  SFR Investment     8.625
      0035093152        Single Family Dwelling      11/01/2014                       180           Primary Single Family    10.25
      0035084854        Single Family Dwelling      12/01/2029                       360           Primary Single Family     7.75

(table continued)

LOAN_NO_ORIGINATOR            P&I                       PtD                       Due Date          Prin Balance              LTV
      0011427812              582.82                11/01/1999                    12/01/99              61,178.18            85
      0035093996              652.87                11/01/1999                    12/01/99              70,650.00            90
      0035096312             1922.28                11/01/1999                    12/01/99             250,000.00            76.45
      0035086636              565.27                12/01/1999                    01/01/00              56,000.00            80
      0035093640              698.11                11/01/1999                    12/01/99              80,395.00            85.52
      0035104173             1072.53                11/01/1999                    12/01/99             134,800.00            87.53
      0035122522              740.41                11/01/1999                    12/01/99              90,000.00            75
      0035124726              438.17                12/01/1999                    01/01/00              51,000.00            82.25
      0035132349              849.95                12/01/1999                    01/01/00              89,250.00            85
      0035133842              363.39                12/01/1999                    01/01/00              36,000.00            90
      0035109875              380.27                11/01/1999                    12/01/99              42,000.00            75
      0035131812              458.09                12/01/1999                    01/01/00              52,200.00            90
      0035134592              338.66                12/01/1999                    01/01/00              39,000.00            50
      0035129261              614.12                11/01/1999                    12/01/99              72,250.00            85
      0035129071              326.67                12/01/1999                    01/01/00              42,000.00            43.75
      0035093152              517.73                11/01/1999                    12/01/99              47,500.00            48.96
      0035084854              897.66                12/01/1999                    01/01/00             125,300.00            70
                                                                                                     1,339,523.18